UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 29, 2019

FRANCHISE HOLDINGS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-27631	65-0782227
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 Rutherford Road

Suite 414

Vaughan, Ontario, Canada L4K 0B2

(Address of principal executive offices)

888-554-8789

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws

On March 29, 2019, FINRA declared effective the 1 for 6 reverse split of the common stock of Franchise Holdings International, Inc. As previously disclosed in the Company’s Schedule 14C filed on March 8, 2019 (the “Pre 14C”), the Board of Directors authorized the submission of a Certificate of Change/Amendment to the Nevada Secretary of State in which the Company sought to affect a reverse split of its common stock at the rate of 1 for 6 for the purpose of increasing the per share price for the Company’s stock in an effort to meet the minimum listing requirements of the Canadian Stock Exchange (“CSE”). The Certificate of Change was submitted to the Nevada Secretary of State on March 20, 2019 and the FINRA corporate action was filed on March 21, 2019. FINRA declared the 1 for 6 reverse stock split effective on March 29, 2019.

The March 20, 2019 Certificate of Change is attached as Exhibit 10.01. The foregoing summary description of the March 20, 2019 Certificate of Change does not purport to be complete and is qualified in its entirety by reference to the full text of the document which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As also previously disclosed in the Pre 14C, the Board of Directors authorized the amendment to the Company’s Series A Preferred Stock Certificate of Designation, in order to allow Steven Rossi, Chief Executive Officer and majority control block holder of the Company by virtue of his ownership of 1,000,000 shares of Series A preferred stock, to convert his control block of 1,000,000 shares of Series A preferred stock into a control block of 51% of the then issued and outstanding shares of common stock if required to do so by the CSE. The Amendment to Company’s Series A Preferred Stock Certificate of Designation was filed with the Nevada Secretary of State on March 20, 2019.

The March 20, 2019 Amendment to the Certificate of Designation for Series A Preferred Stock is attached as Exhibit 10.02. The foregoing summary description of the Amendment to the Certificate of Designation for Series A Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the document which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Exhibits No.	Exhibits
10.01	Certificate of Change for Reverse Split dated March 20, 2019
10.02	Amendment to Certificate of Designation for Series A Preferred Stock dated March 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 1, 2019

Franchise Holdings International, Inc.

/S/ Steven Rossi
By:	Steven Rossi
Title:	President